UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by OPKO Health, Inc. (the “Company”) on August 30, 2013 (the “Initial Form 8-K”), effective August 29, 2013, the Company completed its previously announced acquisition of Prolor Biotech, Inc. (“Prolor”). The Company is filing this Amendment No. 1 to the Initial Form 8-K to amend and restate in its entirety Item 9.01 in the Initial Form 8-K by providing the financial statements and pro forma information required by Item 9.01 of Form 8-K that were omitted from the Initial Form 8-K as permitted.

ITEM 9.01.	Financial Statements and Exhibits

Item 9.01(a) and 9.01(b) are hereby amended and restated in their entirety as follows:

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Prolor and its subsidiaries as of December 31, 2012 and December 31, 2011, and the related audited consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the years in the three-year period ended December 31, 2012 and for the period from May 31, 2005 (inception date) through December 31, 2012, and the notes and the independent auditor’s reports thereto, are incorporated herein by reference to Part II, Item 8 of Prolor’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed on March 15, 2013, Commission File No. 001-34676.

The unaudited consolidated balance sheet of Prolor and its subsidiaries as of June 30, 2013, the related unaudited consolidated statements of operations, and statements of cash flows for the six months ended June 30, 2013, and the notes thereto are incorporated herein by reference to Part I, Item 1 of Prolor’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, as filed on August 9, 2013, Commission File No. 001-34676.

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2013

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012

(c) Exhibits

Exhibit Number	Description

23.1	Consent of Yarel + Partners

99.3	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Juan Rodriguez
Name:	Juan Rodriguez
Title:	Senior Vice President, Chief Financial Officer

Date November 8, 2013

Exhibit Index

Exhibit Number	Description

23.1	Consent of Yarel + Partners

99.3	Pro Forma Financial Information listed in Item 9.01(b)